Exhibit 1


                        JOINT FILING AGREEMENT AMONG
                   HARRY E. FIGGIE, JR., NANCY F. FIGGIE,
          HARRY E. FIGGIE, III, MARK P. FIGGIE, MATTHEW P. FIGGIE,
        THE FIGGIE FAMILY FOUNDATION, THE CLARK-RELIANCE CORPORATION


                WHEREAS, in accordance with Rule 13d-1(f) under the Securities and Exchange Act of 1934 (the "Act"), only one joint Statement and any amendments thereto need be filed whenever one or more persons are required to file such a Statement or any amendments thereto pursuant to
Section 13(d) of the Act with respect to the same securities, provided that said persons agree in writing that such Statement or any amendments thereto is filed on behalf of each of them;

                NOW, THEREFORE, the parties hereto agree as follows:

                Harry E. Figgie, Jr., Nancy F. Figgie, Harry E. Figgie, III, Mark P. Figgie, Matthew P. Figgie, The Figgie Family Foundation, and the Clark-Reliance Corporation do hereby agree, in accordance with Rule 13d-1(f) under the Act, to file an amended Schedule 13D relating to their ownership of the Class B Common Stock of Figgie International, Inc., and do hereby further agree that said Amendment shall be filed on behalf of each of them.

Dated:  October 31, 1995

                                 By:     /s/ Harry E. Figgie, Jr.
                                         _________________________
                                         Harry E. Figgie, Jr.

                                 By:     /s/ Nancy F. Figgie
                                         _________________________
                                         Nancy F. Figgie

                                 By:     /s/ Harry E. Figgie, III
                                         _________________________
                                         Harry E. Figgie, III

                                 By:     /s/ Mark P. Figgie
                                         _________________________
                                         Mark P. Figgie

                                 By:     /s/ Matthew P. Figgie
                                         _________________________
                                         Matthew P. Figgie

                                 By:     /s/ Harry E. Figgie, Jr.
                                         _________________________
                                         Harry E. Figgie, Jr.,
                                         for the Figgie Family Foundation

                                 By:     /s/ Harry E. Figgie, III
                                         _________________________
                                         Harry E. Figgie, III for
                                         the Clark-Reliance Corporation